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                                                                  Exhibit 24.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our report dated March 8, 1996 accompanying the financial statements in the Annual Report of VIDEOLAN Technologies, Inc. on Form 10-KSB for the year ended December 31, 1995, which is incorporated by reference in this Registration Statement on Form S-8. We consent to the incorporation by reference in the Registration Statement of the aforementioned report.





GRANT THORNTON LLP



New York, New York
June 19, 1996